Exhibit 99.1

June 9, 2010

EXPLORATION NEWS RELEASE

EL GALLO DRILLING CONTINUES TO DELIVER IMPRESSIVE RESULTS
 INITIAL RESOURCE ESTIMATE DUE IN 4 WEEKS

TORONTO, ONTARIO (JUNE 9, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce results from eighteen new core holes (Fig. 1, Table 1) at the El Gallo Project in Sinaloa State, Mexico. The three best results since May 18, 2010 are: 4.6 ounces of silver per ton (opt) over 125.0 feet (ft) (158.1 grams per tonne (gpt) over 38.1 meters (m), 8.3 opt silver over 60.7 ft (285.7 gpt over 18.5 m) and 3.0 opt silver over 91.5 ft (104.1 gpt over 27.9 m). In addition, El Gallo’s initial resource estimate is scheduled to be released in approximately four weeks.

MAIN ZONE – EXPANDED IN MULTIPLE AREAS

Recent drilling in the Main Zone had three objectives: 1) test for near surface mineralization, 2) identify mineralization at depth and, 3) extend zone to the east.  Each objective was successfully achieved.

1)	Drilling For Near Surface Mineralization (Fig. 1, 3)
4.6 opt silver over 125.0 ft (158.1 gpt over 38.1 m)

The first objective was to extend the near surface mineralization (Fig. 1). These holes were focused in the eastern part of the Main Zone. Hole GAX-155 is important because the mineralization starts near surface and it is one of multiple holes to have now encountered good grade over a wide intersections at El Gallo (Fig. 3). The potential for similar results in this area looks promising. Highlights are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-147	7.2	25.1	44.1	69.2	245.2	7.7	13.5	21.1
Including	21.6	4.1	60.9	65.0	739.0	1.3	18.6	19.8

GAX-154	3.3	37.9	201.8	239.7	111.7	11.6	61.5	73.1
Including	21.5	3.3	223.1	226.4	738.0	1.0	68.0	69.0
And	1.6	70.5	479.8	550.4	53.8	21.5	146.3	167.8

GAX-155	4.6	125.0	122.4	247.4	158.1	38.1	37.3	75.4
Including	21.0	2.8	185.4	188.2	721.6	0.9	56.5	57.4
Including	27.9	3.8	211.6	215.4	956.5	1.2	64.5	65.7
Including	14.1	7.9	223.1	231.0	484.5	2.4	68.0	70.4

    All depths indicated in table are down hole
    0.73 opt Ag (25 gpt Ag) cutoff
    Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
    Numbers may not add due to rounding
    True widths are unknown

US Gold - June 9, 2010 News Release

2)	Identifying Mineralization at Depth (Fig. 4)
8.3 opt silver over 60.7 ft (285.7 gpt over 18.5 m)

Recent drilling targeted mineralization at depth. Hole GAX-148 encountered one of the deepest intersections of silver mineralization to date, occurring 440 ft (135 m) below surface (Fig 4). GAX-146 encountered a wide interval of good grade, broadening the Main Zone at depth. GAX-152 was located in the eastern area of the Main Zone where minimal drilling has occurred, helping to provide continuity between holes.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-146	3.0	91.5	321.7	413.2	104.1	27.9	98.1	126.0
Including	23.6	4.6	395.0	399.6	809.0	1.4	120.4	121.8

GAX-148	2.8	28.5	592.8	621.4	97.4	8.7	180.7	189.4

GAX-152	1.6	86.9	257.9	344.8	56.5	26.5	78.6	105.1
And	8.3	60.7	431.4	492.1	285.7	18.5	131.5	150.0
Including	64.5	3.3	446.2	449.5	2,210.0	1.0	136.0	137.0

    All depths indicated in table are down hole
    0.73 opt Ag (25 gpt Ag) cutoff
    Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
    Numbers may not add due to rounding
    True widths are unknown

3)	Extending Zone To The East (Fig. 1)
Strike Length Extended 230 ft (70 m)

In the Main Zone the exploration objective was to extend the mineralization along strike to the east (Fig. 1). GAX163 and GAX164 successfully extended the strike length by 230 ft (70 m). The strike of the Main Zone now totals 2,150 ft (655 m). Results from these two holes are listed below.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-163	2.7	11.0	70.0	81.0	93.4	3.4	21.4	24.7
Including	6.3	3.6	72.5	76.1	217.0	1.1	22.1	23.2
And	1.4	32.3	105.6	138.0	47.9	9.9	32.2	42.1
And	2.8	15.7	464.9	480.6	96.6	4.8	141.7	146.5

GAX-164	1.9	71.5	83.3	154.9	66.5	21.8	25.4	47.2
Including	7.8	6.2	83.3	89.6	267.0	1.9	25.4	27.3

    All depths indicated in table are down hole
    0.73 opt Ag (25 gpt Ag) cutoff
    Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
    Numbers may not add due to rounding
    True widths are unknown

US Gold - June 9, 2010 News Release

Gap Continues to Close Between Main and North Zone (Fig. 1)

One of the goals for the 2010 drilling program is to establish continuity between the Main and North Zones. The results highlighted below are the most recent from this area and demonstrate that the distance between the Main and North Zones continues to close (Fig. 1). If additional drilling is successful the area could conceivably be mined as one large open pit as opposed to two smaller pits. Highlights are shown below:

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-151	3.0	58.4	60.7	119.1	102.5	17.8	18.5	36.3
Including	13.7	4.9	106.6	111.5	470.5	1.5	32.5	34.0

GAX-161	5.5	18.4	62.3	80.7	189.0	5.6	19.0	24.6

    All depths indicated in table are down hole
    0.73 opt Ag (25 gpt Ag) cutoff
    Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
    Numbers may not add due to rounding
    True widths are unknown

Parallel Zone Continues to Emerge (Fig. 1)

A fourth core hole has now successfully encountered what US Gold’s geologists believe is a new zone that parallel’s the Main Zone. GAX-156 was drilled 165 ft (50 m) east of our previous hole GAX-101 (5.8 opt silver over 5.6 ft (200.0 gpt silver over 1.7 m)). The known strike length of the parallel zone totals 360 ft (110 m). Results for GAX-156 are listed below.

Hole #	Silver	Length	From	To	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)	(gpt)	(m)	(m)	(m)

GAX-156	7.0	12.5	17.7	30.2	238.9	3.8	5.4	9.2

    All depths indicated in table are down hole
    0.73 opt Ag (25 gpt Ag) cutoff
    Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
    Numbers may not add due to rounding
    True widths are unknown

US Gold - Up Coming News from Mexico

US Gold’s drill program is one of the largest currently underway in Mexico and the company is anticipating a number of exciting developments over the coming months. First, an additional twenty core holes from El Gallo will be released in approximately two weeks. Second, El Gallo’s initial resource estimate will be published in four weeks. Third, additional drill results from regional exploration will be announced mid July. Work is also well underway on El Gallo’s Preliminary Economic Assessment (scoping study), which will be released by year-end. This is a very exciting time for US Gold’s shareholders.

Geological Technical Description of El Gallo

El Gallo is a low-sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range which is part of a Cretaceous to Tertiary magmatic arc with volcanic and associated sedimentary rocks that extends for hundreds of miles through northwestern Mexico. Cretaceous-Tertiary volcanic and volcaniclastic rocks rest upon a basement of Paleozoic and Mesozoic sedimentary and

US Gold - June 9, 2010 News Release

metamorphic rocks.  Intrusives of Late Cretaceous and Tertiary age cut these rocks locally.  Regionally, these intrusives are dominated by the granitic Sinaloa Batholith. The El Gallo project is located near the margin of the Sinaloa Batholith.  Other shallow-level porphyritic intrusives also occur within the project area.  Silver mineralization is hosted in breccia and stockwork zones that occur primarily in the andesitic volcanic and intrusive rocks and to a lesser extent in quartz monzonite porphyry intrusive rocks. The shape of the mineralization has not yet been fully defined.

To view the 18 new core holes from this news release see Table 1. To view all 161 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

To view assays intervals from core holes GAX-155, please click: http://www.usgold.com/news/pdf/20100610/gax155nr.xls

ABOUT US GOLD (www.usgold.com)

US Gold is a Colorado incorporated company that explores for gold and silver. It has an exciting high-grade silver discovery in Mexico that is rapidly expanding in size and it has completed a Preliminary Economic Assessment for building a gold mine in Nevada. US Gold has a strong treasury and is debt free.  US Gold’s goal is to qualify for inclusion in the S&P 500 within the next 5 years. The company’s shares are listed on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG, trading 1.0 million shares daily. US Gold’s shares are also included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by John Read, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards were inserted every 20 samples.

All holes were drilled with HQ bits. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:
Ian J. Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

US Gold - June 9, 2010 News Release

Table 1   El Gallo Silver Project: Core Holes Assays                                                                                                                                                  June 9, 2010
	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
Hole #	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-144	1.3	62.7	0.0	43.4	19.1	0.0	220°	-60°	211981	2843244
Including	10.3	3.6	55.3	354.0	1.1	16.9
And	5.4	4.4	117.9	184.0	1.4	36.0

GAX-145	1.5	48.6	0.0	50.7	14.8	0.0	190°	-60°	212002	2843460

GAX-146	3.0	91.5	321.7	104.1	27.9	98.1	350°	-65°	212317	2843183
Including	23.6	4.6	395.0	809.0	1.4	120.4

GAX-147	7.2	25.1	44.1	245.2	7.7	13.5	350°	-55°	212139	2843084
Including	21.6	4.1	60.9	739.0	1.3	18.6
And	2.0	26.2	362.4	70.1	8.0	110.5

GAX-148	2.8	28.5	592.8	97.4	8.7	180.7	350°	-55°	212139	2843084

GAX-149	1.6	39.7	168.6	54.1	12.1	51.4	175°	-45°	211956	2843161

GAX150	NSV	NSV	NSV	NSV	NSV	NSV	170°	-50°	212083	2843554

GAX-151	3.0	58.4	60.7	102.5	17.8	18.5	0°	-90°	212034	2843376
Including	13.7	4.9	106.6	470.5	1.5	32.5

GAX-152	1.6	86.9	257.9	56.5	26.5	78.6	350°	-55°	212346	2843163
And	8.3	60.7	431.4	285.7	18.5	131.5
Including	64.5	3.3	446.2	2,210.0	1.0	136.0

GAX153	1.4	56.4	392.1	47.0	17.2	119.5	350°	-65°	212346	2843163

US Gold - June 9, 2010 News Release

	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
Hole #	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX-154	3.3	37.9	201.8	111.7	11.6	61.5	350°	-45°	2123456	2843162
Including	21.5	3.3	223.1	738.0	1.0	68.0
And	1.6	70.5	479.8	53.8	21.5	146.3

GAX-155	4.6	125.0	122.4	158.1	38.1	37.3	-170°	-80°	212274	2843310
Including	21.0	2.8	185.4	721.6	0.9	56.5
Including	27.9	3.8	211.6	956.5	1.2	64.5
Including	14.1	7.9	223.1	484.5	2.4	68.0
And	2.3	33.8	353.0	77.8	10.3	107.6

GAX-156	1.8	68.4	13.6	62.7	20.9	4.2	170°	-45°	212228	2843146
Including	7.0	12.5	17.7	238.9	3.8	5.4

GAX-157	2.4	7.1	453.4	81.6	2.2	138.2	170°	-60°	212220	2843164

GAX-161	5.5	18.4	62.3	189.0	5.6	19.0	350°	-45°	212206	2843367

GAX-162	2.2	3.9	34.4	77.1	1.2	10.5	350°	-50°	212235	2843348

GAX-163	2.7	11.0	70.0	93.4	3.4	21.4	350°	-70°	212507	2843263
Including	6.3	3.6	72.5	217.0	1.1	22.1
And	1.4	32.3	105.6	47.9	9.9	32.2
And	2.8	15.7	464.9	96.6	4.8	141.7

GAX-164	1.9	71.5	83.3	66.5	21.8	25.4	170°	-85°	212508	2843260
Including	7.8	6.2	83.3	267.0	1.9	25.4

    All depths indicated in table are down hole
    0.73 opt Ag (25 gpt Ag) cutoff
    Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)
    Numbers may not add due to rounding

US Gold - June 9, 2010 News Release

US★GOLD

Figure 1

El Gallo Drill Hole Locations - Plan (Aerial) View

June 09, 2010

211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineralized Footprint
New Core Holes June 09, 2010
Jan 2009 - May 2010 Core Hole
Mineralization May Continue in this Direction
Topography Lines
Open
North Zone
Main Zone
Southwest Zone
GAX150
GAX145
GAX161
GAX151
GAX162
GAX155
GAX163
GAX164
GAX144
GAX147
GAX146
GAX152
GAX153
GAX154
GAX157
GAX156
GAX149
GAX148
0 100 200
Meters
0 300 600
Feet
N

US Gold - June 9, 2010 News Release

Figure 2

El Gallo Cross Section Locations - Plan (Aerial) View

June 09, 2010

US★GOLD
211600 m
211800 m
212000 m
212200 m
212400 m
212600 m
2843600 m
2843400 m
2843200 m
2843000 m
Legend
Mineralized Footprint
Jan 2009 - Jun 2010 Core Hole
Mineralization May Continue in this Direction
Topography Lines
Open
North Zone
Main Zone
Southwest Zone
Figure 3 Cross Section
Figure 4 Cross Section
0
100
200
Meters
0
300
600
Feet
N

US Gold - June 9, 2010 News Release

US★GOLD

Figure 3

El Gallo Cross Section – Looking East (Section Number: NWSE South 24)

June 09, 2010

NW
Surface
SE
300
Elev
300
Elev
Mineralization
open to the
Northwest
4.6 opt Ag / 125 ft
(158.1 gpt / 38.1 m)
Mineralization
open to the
Southeast
GAX-053
200
Elev
200
Elev
GAX-051
GAX-121
GAX-155
GAX-055
GAX-032
GAX-100
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
June 09, 2010
GAX-155 = Drill Hole ID
165 ft
50 m

US Gold - June 9, 2010 News Release

Figure 4

El Gallo Cross Section – Looking East (Section Number: NWSE South 17)

June 09, 2010

SE
Surface
NW
300
Elev
300
Elev
200
Elev
200
Elev
GAX-005
GAX-087
GAX-009
GAX-148
GAX-092
GAX-102
2.8 opt Ag / 28.5 ft
(97.4 gpt / 8.7 m)
Legend
Silver Mineralization
New Core Hole
Previously Released Core Hole
Mineral Intercept
June 09, 2010
GAX-148 = Drill Hole ID
165 ft
50 m

US Gold - June 9, 2010 News Release